                                                                     EXHIBIT 24

                             MINNTECH CORPORATION

                              Power of Attorney
                          of Director and/or Officer


     The undersigned director and/or officer of Minntech Corporation, a Minnesota corporation, does hereby make, constitute and appoint Thomas J. McGoldrick and Barbara A. Wrigley, and any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement or Registration Statements, on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of said Corporation authorized for issuance under said Corporation's 1998 Stock Option Plan, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and either of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 12th day of January, 1999.


                                      /s/ Norman Dann
                                      -------------------------------------
                                      Norman Dann

                             MINNTECH CORPORATION

                              Power of Attorney
                          of Director and/or Officer


     The undersigned director and/or officer of Minntech Corporation, a Minnesota corporation, does hereby make, constitute and appoint Thomas J. McGoldrick and Barbara A. Wrigley, and any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement or Registration Statements, on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of said Corporation authorized for issuance under said Corporation's 1998 Stock Option Plan, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and either of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 12th day of January, 1999.


                                      /s/ George Heenan
                                      -------------------------------------
                                      George Heenan

                             MINNTECH CORPORATION

                              Power of Attorney
                          of Director and/or Officer


     The undersigned director and/or officer of Minntech Corporation, a Minnesota corporation, does hereby make, constitute and appoint Thomas J. McGoldrick and Barbara A. Wrigley, and any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement or Registration Statements, on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of said Corporation authorized for issuance under said Corporation's 1998 Stock Option Plan, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and either of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 7th day of January, 1999.


                                       /s/ Amos Heilicher
                                      -------------------------------------
                                      Amos Heilicher

                             MINNTECH CORPORATION

                              Power of Attorney
                          of Director and/or Officer


     The undersigned director and/or officer of Minntech Corporation, a Minnesota corporation, does hereby make, constitute and appoint Thomas J. McGoldrick and Barbara A. Wrigley, and any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement or Registration Statements, on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of said Corporation authorized for issuance under said Corporation's 1998 Stock Option Plan, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and either of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 12th day of January, 1999.


                                      /s/ William Hope
                                      -------------------------------------
                                      William Hope

                             MINNTECH CORPORATION

                               Power of Attorney
                          of Director and/or Officer


     The undersigned director and/or officer of Minntech Corporation, a Minnesota corporation, does hereby make, constitute and appoint Thomas J. McGoldrick and Barbara A. Wrigley, and any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement or Registration Statements, on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of said Corporation authorized for issuance under said Corporation's 1998 Stock Option Plan, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and either of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 5th day of January, 1999.


                                      /s/ Thomas J. McGoldrick
                                      -------------------------------------
                                      Thomas J. McGoldrick

                             MINNTECH CORPORATION

                              Power of Attorney
                          of Director and/or Officer


     The undersigned director and/or officer of Minntech Corporation, a Minnesota corporation, does hereby make, constitute and appoint Thomas J. McGoldrick and Barbara A. Wrigley, and any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement or Registration Statements, on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of said Corporation authorized for issuance under said Corporation's 1998 Stock Option Plan, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and either of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 5th day of January, 1999.


                                      /s/ Fred L. Shapiro, M.D.
                                      -------------------------------------
                                      Fred L. Shapiro, M.D.

                             MINNTECH CORPORATION

                              Power of Attorney
                          of Director and/or Officer


     The undersigned director and/or officer of Minntech Corporation, a Minnesota corporation, does hereby make, constitute and appoint Thomas J. McGoldrick and Barbara A. Wrigley, and any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement or Registration Statements, on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of said Corporation authorized for issuance under said Corporation's 1998 Stock Option Plan, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and either of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 5th day of January, 1999.


                                      /s/ Donald H. Soukup
                                      -------------------------------------
                                      Donald H. Soukup